Exhibit 10.41
TENANT ESTOPPEL CERTIFICATE

June 8, 2021

ARE-SD REGION NO. 76, LLC (“Buyer”)
c/o Alexandria Real Estate Equities, Inc. 26 North Euclid Avenue
Pasadena, California 91101

Re: Lease dated March 31, 2006 (together with all amendments, modifications, supplements, guarantees, and restatements thereof set forth in items 1 and 2 of Schedule A attached hereto, the “Lease”) executed between Kilroy Realty, L.P., a Delaware limited partnership, predecessor in interest to Sequence Tech. Center CA LLC, a Delaware limited liability company (“Landlord”), and Dexcom, Inc., a Delaware corporation (“Tenant”), for those premises comprised of 90,000 rentable square feet and located at 6290 Sequence Drive, 62,415 rentable square feet and located at 6310 Sequence Drive, 66,400 rentable square feet and located at 6340 Sequence Drive, and 132,600 rentable square feet and located at 6350 Sequence Drive located in San Diego, California (the “Premises”)

To whom it may concern:

The undersigned Tenant understands that you or your assigns intend to acquire that property located at 6290, 6310, 6340 and 6350 Sequence Drive, San Diego, California 92121 (the “Property”) from Landlord. The undersigned Tenant does hereby certify to you as follows:

A.The Lease consists of the documents identified in items 1 and 2 on Schedule A attached hereto (“Schedule A”). The Lease represents the entire agreement between the parties with respect to the Property. Attached hereto as Exhibit A is a true, correct and complete copy of the Lease.

B.The Lease is in full force and effect and has not been modified, supplemented, amended, subleased or assigned except as indicated in Item 2 on Schedule A.

C.To Tenant’s knowledge, there are no defaults under the Lease by Landlord, including, without limitation, defaults relating to the design, construction, condition and tenant uses of the Property. Tenant knows of no event or condition which, with the passage of time, the giving of notice, or both, would constitute a default by Landlord under the Lease. To Tenant’s knowledge, Tenant is not in default under the Lease and, to Tenant’s knowledge, no events or conditions exist which, with the passage of time or giving of notice or both, would constitute a default by Tenant under the Lease.

D.As of the date hereof, Tenant does not claim any offsets or credits against rents payable under the Lease.

E.Tenant has not paid a security or other deposit with respect to the Lease, except as shown in Item 3 on Schedule A.
F.Tenant has fully paid rent on account of the month of June 2021; the current base rent under the Lease is as shown in Item 4 on Schedule A. The current monthly payment of operating expenses and real estate taxes is shown in Item 4 on Schedule A. Tenant’s percentage share for operating expenses and real estate taxes is 100%.
5140828v2 / 500209.0001

G.Tenant has not paid any rentals in advance except for the current month of June 2021.

H.The term of the Lease has commenced and will terminate on the dates indicated in Item 5 on Schedule A. Tenant does not have any right or option to renew or extend the term of the Lease, except as indicated in Item 5 of Schedule A.

I.Except as shown in Item 6 on Schedule A, Tenant has no right of first refusal, right of first offer, or option to purchase the Property or any part thereof.

J.There are no unexpired free or reduced rent or abated rents periods or other rental concessions under the Lease except as set forth on Item 7 of Schedule A.

K.The improvements and space required to be furnished according to the Lease (if any) have been duly delivered by the Landlord and accepted by Tenant. Any payments by Landlord to Tenant for tenant improvements which are required under the Lease (whether due or to come due) have been made, except as may be indicated on Item 8 of Schedule A. Tenant has accepted the Premises and is in occupancy.

L.Tenant has not filed on its behalf, nor to Tenant's knowledge, has any party initiated against Tenant, proceedings for relief under bankruptcy, insolvency, or other proceedings.

M.Except as shown in Item 9 of Schedule A, Tenant has no right of first refusal or right of first offer to lease additional space at the Property.

N.Except as set forth in Item 2 on Schedule A, Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreement with respect thereto.

O.The address for notices to be sent to Tenant under the Lease is indicated in Item 10 of Schedule A.

P.Tenant has not exercised any of its rights under Section 8.3 (captioned “Additional Parking”) of the Second Amendment to Office Lease, and such rights have lapsed and are of no further force or effect.

Tenant acknowledges that the undersigned individual signing this Estoppel Certificate on behalf of Tenant is duly authorized to execute and deliver it on behalf of Tenant. Tenant further acknowledges that this Estoppel Certificate may be relied upon by Buyer (and any assignee of Buyer’s right to purchase the above-described Property), any lender which makes a loan to Buyer, and such lender's successors and assigns. This Estoppel Certificate shall be binding upon Tenant and its permitted successors and assigns.

5140828v2 / 500209.0001

TENANT:

DEXCOM, INC.,
a Delaware corporation

By:	/s/ Jereme Sylvain
Name:	Jereme Sylvain
Title:	EVP, Chief Financial Officer
5140828v2 / 500209.0001

SCHEDULE A

1.Lease:

Landlord:    Kilroy Realty, L.P., a Delaware limited partnership, predecessor in interest to Sequence Tech. Center CA LLC, a Delaware limited liability company
Tenant:    Dexcom, Inc., a Delaware corporation
Premises    Entire buildings located at 6290, 6310, 6340 and 6350 Sequence Drive, San Diego, California, consisting of 351,415 rentable square feet.
Date:    March 31, 2006

2.Modifications, Amendments and/or Assignments

(a)	Date:	August 18, 2010 (First Amendment to Office Lease)
(b)	Date:	July 10, 2012 (License Agreement (re: Mobile Food Trucks))
(c)	Date:	October 1, 2014 (Second Amendment to Office Lease)
(d)	Date:	March 10, 2015 (Letter re: Notice of Early Business Operations
6290 Must-Take Premises)
(e)	Date:	August 3, 2017 (Letter re: DexCom Amenities)
(f)	Date:	February 7, 2019 (Third Amendment to Office Lease)
(f)	Date:	September 9, 2019 (Fourth Amendment to Office Lease)
(g)	Date:	October 24, 2019 (Fifth Amendment to Lease)
(h)	Date:	October 13, 2020 (Letter re: New Fire System)
(i)	Date:	May 25, 2021 (Sixth Amendment to Office Lease)

3.Security Deposit
(currently held by Landlord) $89,640.00

Letter of Credit
(currently held by Landlord) $664,000.00

4.Monthly Base Rent for current term
of Lease    6290 Sequence Drive
$196,280.76 with future escalations as follows:
$202,500.00 commencing 03/01/2022
$208,530.00 commencing 03/01/2023

6310 Sequence Drive
$127,679.66 with future escalations as follows:
$131,829.25 commencing 12/01/2022
5140828v2 / 500209.0001

$140,433.75 commencing 03/01/2022
$144,615.55 commencing 03/01/2023

6340 Sequence Drive
$135,831.60 with future escalations as follows:
$140,246.13 commencing 12/01/2021
$149,400.00 commencing 03/01/2022
$153,848.80 commencing 03/01/2023

6350 Sequence Drive
$293,398.66 with future escalation as follows:
$285,090.00 commencing 02/01/22
$298,350.00 commencing 03/01/22
$307,234.20 commencing 03/01/23

Monthly Operating Expense, Real Estate
Tax and Insurance    6290 Sequence Drive    $54,700.00
6310 Sequence Drive    $38,034.00
6340 Sequence Drive    $42,364.00
6350 Sequence Drive    $87,192.00

5.Commencement Date: May 1, 2006
Commencement Date (6310 Sequence Drive): September 15, 2010
Commencement Date (6290 Sequence Drive): February 13, 2015
Expansion Commencement Date (6350 Sequence Drive):    October 1, 2019
Termination Date:    December 31, 2023
Options to Extend:    Two (2) separate options to extend the Lease Term for a period of not less than three (3) years and not more than five (5) years each, as more particularly set forth in the Lease.

6.Right of First Refusal/Purchase Option: None.

7.Unexpired Free Rent / Rent Abatement: None.

8.Unpaid Tenant Improvement Allowance:

    (a) An aggregate amount of $58,397 as Landlord’s contribution towards fire alarm control panel upgrades in each of the 6290, 6310, 6340 and 6350 Buildings, as more particularly set forth in the October 13, 2020 Letter re: New Fire System; and

(b) An amount up to $1,633,000 for the “Sprinkler Renovation Work” for the 6350 Building, pursuant to the Sixth Amendment to Office Lease dated May 25, 2021

9.Right of First Refusal to Lease: Tenant has an on-going right of first refusal to lease space in the building located at 6260 Sequence Drive, 10390 Pacific Center Court, 10394 Pacific Center Court, 10398 Pacific Center Court, 10421 Pacific Center Court, 10445 Pacific Center Court and 10455 Pacific Center Court, as more particularly set forth in the Lease

10.Tenant’s Notice Address:

5140828v2 / 500209.0001

DexCom, Inc.
6340 Sequence Drive
San Diego, California 92121
Attention: Chief Executive Officer

with copies to:

DexCom, Inc.
6340 Sequence Drive
San Diego, California 92121
Attention: Legal Department

and

Stuart Kane LLP
620 Newport Center Drive, Suite 200
Newport Beach, California 92660
Attention: Josh C. Grushkin

5140828v2 / 500209.0001

Exhibit A

Lease

[Attached]
5140828v2 / 500209.0001